Exhibit 1.4(a)

                       Unit Investment Trust Insurance Policy
                          for Van Kampen American Capital
                       Insured Income Trust Intermediate
                                    Series 51

                      Capital Markets Assurance Corporation
                                885 Third Avenue
                            New York, New York 10022

                                                Policy No. SB8708

   Capital Markets Assurance Corporation (the "Insurer"),inconsideration of the payment of the premium and subject to the terms of this policy and the letter agreement dated December 19, 1995 among the Insurer, the Depositor and the Trustee, each as hereinafter defined, hereby unconditionally and irrevocably guarantees to the Trust, as hereinafter defined, the full and complete payment required to be made by or on behalf of the issuer(s) of the Obligations, as hereinafter defined, to the applicable paying agent(s) for the underlying obligations or its/their successor(s) (the "Paying Agent") of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the obligations described in Exhibit A attached hereto (referred to herein as the "Obligations"), as such payments shall become due but shall not be so paid in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification which affects in any manner the amount, terms or conditions of payment of such Obligations thereafter, unless the Insurer has previously consented in writing to any such amendment or modification, except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from a default (an "Acceleration Default"), a failure to make any required principal and/or interest payment as and when due (after giving effect to any applicable grace or cure period)(a "Payment Default") or an event of bankruptcy, receivership, insolvency or similar action (a "Bankruptcy Default"), other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby may be made by the Insurer at its option upon the earlier to occur of an Acceleration Default, a Payment Default or a Bankruptcy Default within thirty (30) days of notice of such Acceleration Default, Payment Default or Bankruptcy Default
(x) in such amounts and at such times as such payments would have been due had there not been any such acceleration or (y) on such accelerated basis by payment (an "Accelerated Payment") of an amount equal to the par value of such Obligation plus accrued interest to the date of any such Accelerated Payment, and (ii) the payment of any Insured Amount subsequently avoided in whole or in part as a preference payment under applicable law. The amounts referred to in the preceding sentence, including the Accelerated Payment, shall be referred to herein collectively as the "Insured Amounts."

     Upon receipt of telegraphic or telecopied notice, such notice promptly confirmed in writing by registered or certified mail, in the form of Exhibit B hereto duly completed (such form to be sent and notice to be given for each Obligation for which a claim is made under this policy), or upon receipt of written notice by registered or certified mail in the form of Exhibit B hereto duly completed (such form to be sent and notice to be given for each Obligation for which a claim is made under this policy), by the Insurer or its designee from the Trustee, that a Payment Default has occurred, the Insurer shall, on the business day next succeeding the later of (x) the date which is thirty (30) days after the date of any Payment Default or (y) receipt of the first notice of such Payment Default with respect to such Obligation and, in the event the Insurer does not make an Accelerated Payment, thereafter, within one (1) business day after the later of (x) receipt of notice of a subsequent Payment Default or (y) the due date of the Insured Amounts to which such notice relates, disburse to the Trustee payment of the Insured Amounts due on such Obligation, less any amount held by the Paying Agent or the Trustee for the payment of the Insured Amounts and legally available therefor. Notwithstanding the foregoing, in the event a Bankruptcy Default or Acceleration Default occurs prior to any Payment Default, the Insurer may, at its option, make an Accelerated Payment upon the earlier to occur of such Bankruptcy Default or Acceleration Default within thirty (30) days of such Bankruptcy Default or Acceleration Default. In such event, the Insurer shall have no further Obligation to make any payments in respect of the Obligation for which such Accelerated Payment was made. The Trustee will be paid, as to principal or as to principal and interest, upon presentment and surrender to the Insurer of each Obligation, or in the case of any Obligation held by a depository (the "Depository") on behalf of the Trustee, presentment and surrender of such Obligation through the Depository, or presentment of such other proof of ownership of the Obligation registered,, together with evidence satisfactory to the Insurer that, in all cases, such Obligation is the Obligation described in this policy or any replacement or successor hereto, and that such Obligation is free and clear of all claims and encumbrances created by or on behalf of the Trustee and is uncancelled, and any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligation as are paid by the Insurer, such instruments being in a form satisfactory to the Insurer. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

     If payment of any principal of or interest on the Obligations that is avoided as a preference under applicable, bankruptcy, insolvency, receivership or similar law in the event of a bankruptcy, insolvency, receivership or similar action of the issuer of the Obligation is required to be made under this policy, the Insurer will pay such amount as is avoided as a preference pursuant to the Order or notice referred to below when due to be paid on a scheduled basis in accordance with the original terms of the Obligations (without reference to any redemption thereof) and in any event no earlier than the first to occur of the fourth business day following receipt by the Insurer from the Trustee of (i)(x) a certified copy of the order of the court, or such regulatory authority which exercised jurisdiction, to the effect that the Trustee or the Depository is required to return principal or interest paid on any Obligation during the term of this policy because such payments were avoidable preferences under applicable bankruptcy, insolvency, receivership or similar laws (the "Order") and (y) a certificate of the Trustee that the Order has been entered and is not subject to any stay or (ii) notice from the Trustee that such payment has been avoided and the Depository holding the affected Obligation on behalf of the Trust has repaid such avoided payment and/or charged or reduced the account of the Trustee by the amount of such avoided payment (provided that if such certified copy and certificate or notice referred to in clauses (i) and (ii) above are received after 1:00 p.m., New York City time, on such business day, the Insurer shall make such payment on the fifth business day following such date). Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee directly in the event of receipt of the certified copy and certificate referred to in clause (i) above and to the Trustee in the event of receipt of the notice referred to in clause
(ii) above.

     Notwithstanding the foregoing or any other provisions of this policy, if the Trustee receives notice that payment of any principal of or interest on any of the Obligations is avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law and the Depository holding the affected Obligation has not repaid such amount or charged or reduced the Trustee's account for such amount, then the Trustee shall forward such notice to the Insurer within four business days of the Trustee's receipt thereof. The Insurer shall have the option to commence any appropriate adversary proceeding, in which case it shall be responsible for all costs and expenses in connection therewith and shall indemnify and hold the Trustee harmless against any loss or liability in connection therewith or the failure of the Trustee to make such preference payment, or to pay the amount of such avoided payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such notice in accordance with the preceding paragraph.

     After the Insurer has made payment with respect to an Obligation, it shall be subrogated to all of the rights of the Trust thereon or in relation thereto to the extent of such payment, including but not limited to the rights to commence or participate in an adversary proceeding. When the Insurer has made any Accelerated Payment, and until the full amount of such payment has been recovered, the Insurer shall be vested with all of the Trust's options, rights, votes, powers and the like under all the legal proceedings by which each Obligation has been authorized, issued or secured, including, the governing statutes, resolutions and ordinances of the issuer of the Obligation, and any trust indenture, mortgage, lease agreement or other contract relating to the Obligation or its security. The Insurer shall not be liable to the Trust for any loss or damage resulting from the exercise or failure to exercise, in its sole discretion, any of such options, votes, rights, powers and the like it may have as holder or registered owner of an Obligation with respect to which it has made any payment. The Trustee shall execute and deliver instruments and do whatever else may be required to secure the foregoing rights of the Insurer, and will do nothing to prejudice them.

     The Obligations of the Insurer hereunder cannot be accelerated except at the sole option of the Insurer.

     The term "Depositor" shall mean Van Kampen American Capital Distributors, Inc. and its successors or any successor Depositor.

     The term "Trust" shall mean the Van Kampen American Capital Insured Income Trust, Intermediate Series 51, created pursuant to a trust agreement which incorporates by reference the Standard Terms and Conditions of Trust, effective April 3, 1990, among the Depositor, the Trustee and American Portfolio Evaluation Services, as evaluator.

     The term "Trustee" shall mean The Bank of New York, or any successor trustee or co-trustee.

     Any service of process on the Insurer may be made to the Insurer,
Attention: General Counsel, at its offices located at 885 Third Avenue, New York, New York 10022, and such service or process shall be valid and binding.

     This policy shall only apply to Obligations held in and owned by the Trust and held or owned by the Depository on behalf of the Trust and shall not apply to any Obligations not deposited therein by the Depositor. This policy shall continue in force only with respect to Obligations held in and owned by the Trust, and, subject to the provisions of this paragraph, the Insurer shall not have any liability under this policy with respect to any Obligations which do not constitute part of the Trust. This policy is non-cancellable during the term hereof for any reason, but shall terminate as to any Obligation which is no longer held by the Trust and has been redeemed from or sold by the Trustee or the Trust on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under this policy as to any such Obligation thereafter. Notwithstanding the foregoing provisions of this paragraph, the termination of this policy as to any Obligation shall not affect the Obligations of the Insurer regarding any other Obligation in the Trust.
This policy shall terminate as to all Obligations on the date on which the last of the Obligations mature, are redeemed or are sold by the Trust.

     The premium on this policy is not refundable for any reason, including the payment prior to maturity of the Obligations.

     This policy is issued only to the Trust and is nontransferable.

     This policy shall be governed by and construed under the laws of the State of New York. Any provision of this policy which is in conflict with the laws of the State of New York is hereby amended to conform with the minimum requirements of such laws. This Policy and the obligations of the Insurer hereunder are not covered by the Property/Casualty Insurance Fund specified in Article Seventy-Six of the New York Insurance Law.

     No provision affecting this policy shall exist, or waiver of any condition be valid, unless expressed in writing, signed by the Insurer and the Trustee, and added hereto. Each of the conditions of this policy is hereby made severable, and waiver of one condition is not a waiver of any other condition.

     No suit or action on this policy for the recovery of any amount shall be sustained in any court of law or equity unless all of the conditions of this policy shall have been complied with (unless specifically waived by the Insurer in writing) and unless commenced within two years after an event giving rise to the Insurer's Obligation to pay the Insured Amounts.

     In Witness Whereof, the Insurer has caused this policy to be executed on its behalf this 19th day of December, 1995.

                                    Capital Markets Assurance Corporation


                                    By ----------------------------------
                                       Name:   Thomas D. Lamb
                                       Title:  Vice President



                                                                      Exhibit A
                                                       To Unit Investment Trust
                                                    Insurance Policy No. SB8708


                              Schedule of Bonds for
                 Van Kampen American Capital Insured Income Trust
                                    Series 51
                                                                                                Date of    Annual    Initial
                                                                                    Maturity    Issuance   Premium   Premium
CUSIP No.      Par Value      Issuer                                       Coupon     Date      of Bonds   Rate      Due
912833CN8     $ 195,000      United States Treasury STRIP                 0.000%  08/15/2005   02/15/85   0.100%    $  23.51

                                                                                                           total    $  23.51

                                                             Exhibit B
                                                    To Unit Investment
                                                       Trust Insurance
                                                     Policy No. SB8708

Capital Markets Assurance Corporation
885 Third Avenue
New York, New York 10022
Attention:  ________________________


                            Notice for Payment Under
                              Unit Investment Trust
                          Insurance Policy No.  SB8708

     The  undersigned individual, a duly
authorized officer of The Bank  of  New
York  (the  "Trustee") hereby certifies
to Capital Markets Assurance Corporation
("CapMAC"), with reference to insurance
policy No. SB8708 issued by CapMAC, as follows:

     (1) The Trustee has not received by _________________ (insert due date of scheduled payment) an amount of the [principal] or [interest] payment due on (insert description of bond) (the "Obligation") on such date and has been notified by the bond trustee for the Obligation (or such other party that would have knowledge of nonpayment) that it will not receive such payment or such bond trustee will not confirm to the Trustee that the full payment has been or is that day being made, and the amount necessary for the Trustee to have to equal the full amount of such [principal] or [interest] that is due on the Obligation is $ ___________________ (the "Shortfall");

     (2)   The Trustee is making a claim
for the Shortfall to be applied to the
payment in full of such [principal] or [interest] payments that are due;

     (3) The Trustee hereby directs CapMAC to make payment of the Shortfall to the following account: _____________________________;

     (4) The Trustee or a depository (the "Depository") on behalf of the Trustee is the registered owner of the Obligation or coupons and holds evidence of its right to receive payment of the Shortfall, and the Trustee hereby represents and surrenders or will cause the Depository to surrender to CapMAC such Obligation relating to the Shortfall, or presents other proof of ownership of the Obligation to CapMAC, which shall be acceptable to CapMAC in its sole judgment;

     (5) The Trustee hereby certifies that the Obligation or coupon for which the Shortfall is being claimed are the same as described in Exhibit A to the above-referenced policy, are free and clear of any claims or encumbrances created by or on behalf of the Trustee, and are uncancelled; and

In Witness Whereof, this Notice for Payment has been executed this _______ day of ____________________ 19_.


                               By --------------------------
                                  Name:
                                  Title:






                       Unit Investment Trust Insurance Policy
                          for Van Kampen American Capital
                       Insured Income Trust Intermediate
                                    Series 52

                      Capital Markets Assurance Corporation
                                885 Third Avenue
                            New York, New York 10022

                                                Policy No. SB8717

   Capital Markets Assurance Corporation (the "Insurer"),inconsideration of the payment of the premium and subject to the terms of this policy and the letter agreement dated December 19, 1995 among the Insurer, the Depositor and the Trustee, each as hereinafter defined, hereby unconditionally and irrevocably guarantees to the Trust, as hereinafter defined, the full and complete payment required to be made by or on behalf of the issuer(s) of the Obligations, as hereinafter defined, to the applicable paying agent(s) for the underlying obligations or its/their successor(s) (the "Paying Agent") of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the obligations described in Exhibit A attached hereto (referred to herein as the "Obligations"), as such payments shall become due but shall not be so paid in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification which affects in any manner the amount, terms or conditions of payment of such Obligations thereafter, unless the Insurer has previously consented in writing to any such amendment or modification, except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from a default (an "Acceleration Default"), a failure to make any required principal and/or interest payment as and when due (after giving effect to any applicable grace or cure period)(a "Payment Default") or an event of bankruptcy, receivership, insolvency or similar action (a "Bankruptcy Default"), other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby may be made by the Insurer at its option upon the earlier to occur of an Acceleration Default, a Payment Default or a Bankruptcy Default within thirty (30) days of notice of such Acceleration Default, Payment Default or Bankruptcy Default
(x) in such amounts and at such times as such payments would have been due had there not been any such acceleration or (y) on such accelerated basis by payment (an "Accelerated Payment") of an amount equal to the par value of such Obligation plus accrued interest to the date of any such Accelerated Payment, and (ii) the payment of any Insured Amount subsequently avoided in whole or in part as a preference payment under applicable law. The amounts referred to in the preceding sentence, including the Accelerated Payment, shall be referred to herein collectively as the "Insured Amounts."

     Upon receipt of telegraphic or telecopied notice, such notice promptly confirmed in writing by registered or certified mail, in the form of Exhibit B hereto duly completed (such form to be sent and notice to be given for each Obligation for which a claim is made under this policy), or upon receipt of written notice by registered or certified mail in the form of Exhibit B hereto duly completed (such form to be sent and notice to be given for each Obligation for which a claim is made under this policy), by the Insurer or its designee from the Trustee, that a Payment Default has occurred, the Insurer shall, on the business day next succeeding the later of (x) the date which is thirty (30) days after the date of any Payment Default or (y) receipt of the first notice of such Payment Default with respect to such Obligation and, in the event the Insurer does not make an Accelerated Payment, thereafter, within one (1) business day after the later of (x) receipt of notice of a subsequent Payment Default or (y) the due date of the Insured Amounts to which such notice relates, disburse to the Trustee payment of the Insured Amounts due on such Obligation, less any amount held by the Paying Agent or the Trustee for the payment of the Insured Amounts and legally available therefor. Notwithstanding the foregoing, in the event a Bankruptcy Default or Acceleration Default occurs prior to any Payment Default, the Insurer may, at its option, make an Accelerated Payment upon the earlier to occur of such Bankruptcy Default or Acceleration Default within thirty (30) days of such Bankruptcy Default or Acceleration Default. In such event, the Insurer shall have no further Obligation to make any payments in respect of the Obligation for which such Accelerated Payment was made. The Trustee will be paid, as to principal or as to principal and interest, upon presentment and surrender to the Insurer of each Obligation, or in the case of any Obligation held by a depository (the "Depository") on behalf of the Trustee, presentment and surrender of such Obligation through the Depository, or presentment of such other proof of ownership of the Obligation registered,, together with evidence satisfactory to the Insurer that, in all cases, such Obligation is the Obligation described in this policy or any replacement or successor hereto, and that such Obligation is free and clear of all claims and encumbrances created by or on behalf of the Trustee and is uncancelled, and any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligation as are paid by the Insurer, such instruments being in a form satisfactory to the Insurer. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

     If payment of any principal of or interest on the Obligations that is avoided as a preference under applicable, bankruptcy, insolvency, receivership or similar law in the event of a bankruptcy, insolvency, receivership or similar action of the issuer of the Obligation is required to be made under this policy, the Insurer will pay such amount as is avoided as a preference pursuant to the Order or notice referred to below when due to be paid on a scheduled basis in accordance with the original terms of the Obligations (without reference to any redemption thereof) and in any event no earlier than the first to occur of the fourth business day following receipt by the Insurer from the Trustee of (i)(x) a certified copy of the order of the court, or such regulatory authority which exercised jurisdiction, to the effect that the Trustee or the Depository is required to return principal or interest paid on any Obligation during the term of this policy because such payments were avoidable preferences under applicable bankruptcy, insolvency, receivership or similar laws (the "Order") and (y) a certificate of the Trustee that the Order has been entered and is not subject to any stay or (ii) notice from the Trustee that such payment has been avoided and the Depository holding the affected Obligation on behalf of the Trust has repaid such avoided payment and/or charged or reduced the account of the Trustee by the amount of such avoided payment (provided that if such certified copy and certificate or notice referred to in clauses (i) and (ii) above are received after 1:00 p.m., New York City time, on such business day, the Insurer shall make such payment on the fifth business day following such date). Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee directly in the event of receipt of the certified copy and certificate referred to in clause (i) above and to the Trustee in the event of receipt of the notice referred to in clause
(ii) above.

     Notwithstanding the foregoing or any other provisions of this policy, if the Trustee receives notice that payment of any principal of or interest on any of the Obligations is avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law and the Depository holding the affected Obligation has not repaid such amount or charged or reduced the Trustee's account for such amount, then the Trustee shall forward such notice to the Insurer within four business days of the Trustee's receipt thereof. The Insurer shall have the option to commence any appropriate adversary proceeding, in which case it shall be responsible for all costs and expenses in connection therewith and shall indemnify and hold the Trustee harmless against any loss or liability in connection therewith or the failure of the Trustee to make such preference payment, or to pay the amount of such avoided payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such notice in accordance with the preceding paragraph.

     After the Insurer has made payment with respect to an Obligation, it shall be subrogated to all of the rights of the Trust thereon or in relation thereto to the extent of such payment, including but not limited to the rights to commence or participate in an adversary proceeding. When the Insurer has made any Accelerated Payment, and until the full amount of such payment has been recovered, the Insurer shall be vested with all of the Trust's options, rights, votes, powers and the like under all the legal proceedings by which each Obligation has been authorized, issued or secured, including, the governing statutes, resolutions and ordinances of the issuer of the Obligation, and any trust indenture, mortgage, lease agreement or other contract relating to the Obligation or its security. The Insurer shall not be liable to the Trust for any loss or damage resulting from the exercise or failure to exercise, in its sole discretion, any of such options, votes, rights, powers and the like it may have as holder or registered owner of an Obligation with respect to which it has made any payment. The Trustee shall execute and deliver instruments and do whatever else may be required to secure the foregoing rights of the Insurer, and will do nothing to prejudice them.

     The Obligations of the Insurer hereunder cannot be accelerated except at the sole option of the Insurer.

     The term "Depositor" shall mean Van Kampen American Capital Distributors, Inc. and its successors or any successor Depositor.

     The term "Trust" shall mean the Van Kampen American Capital Insured Income Trust, Intermediate Series 52, created pursuant to a trust agreement which incorporates by reference the Standard Terms and Conditions of Trust, effective April 3, 1990, among the Depositor, the Trustee and American Portfolio Evaluation Services, as evaluator.

     The term "Trustee" shall mean The Bank of New York, or any successor trustee or co-trustee.

     Any service of process on the Insurer may be made to the Insurer,
Attention: General Counsel, at its offices located at 885 Third Avenue, New York, New York 10022, and such service or process shall be valid and binding.

     This policy shall only apply to Obligations held in and owned by the Trust and held or owned by the Depository on behalf of the Trust and shall not apply to any Obligations not deposited therein by the Depositor. This policy shall continue in force only with respect to Obligations held in and owned by the Trust, and, subject to the provisions of this paragraph, the Insurer shall not have any liability under this policy with respect to any Obligations which do not constitute part of the Trust. This policy is non-cancellable during the term hereof for any reason, but shall terminate as to any Obligation which is no longer held by the Trust and has been redeemed from or sold by the Trustee or the Trust on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under this policy as to any such Obligation thereafter. Notwithstanding the foregoing provisions of this paragraph, the termination of this policy as to any Obligation shall not affect the Obligations of the Insurer regarding any other Obligation in the Trust.
This policy shall terminate as to all Obligations on the date on which the last of the Obligations mature, are redeemed or are sold by the Trust.

     The premium on this policy is not refundable for any reason, including the payment prior to maturity of the Obligations.

     This policy is issued only to the Trust and is nontransferable.

     This policy shall be governed by and construed under the laws of the State of New York. Any provision of this policy which is in conflict with the laws of the State of New York is hereby amended to conform with the minimum requirements of such laws. This Policy and the obligations of the Insurer hereunder are not covered by the Property/Casualty Insurance Fund specified in Article Seventy-Six of the New York Insurance Law.

     No provision affecting this policy shall exist, or waiver of any condition be valid, unless expressed in writing, signed by the Insurer and the Trustee, and added hereto. Each of the conditions of this policy is hereby made severable, and waiver of one condition is not a waiver of any other condition.

     No suit or action on this policy for the recovery of any amount shall be sustained in any court of law or equity unless all of the conditions of this policy shall have been complied with (unless specifically waived by the Insurer in writing) and unless commenced within two years after an event giving rise to the Insurer's Obligation to pay the Insured Amounts.

     In Witness Whereof, the Insurer has caused this policy to be executed on its behalf this 19th day of December, 1995.

                                    Capital Markets Assurance Corporation


                                    By ----------------------------------
                                       Name:   Thomas D. Lamb
                                       Title:  Vice President



                                                                      Exhibit A
                                                       To Unit Investment Trust
                                                    Insurance Policy No. SB8717


                              Schedule of Bonds for
                 Van Kampen American Capital Insured Income Trust
                                    Series 52
                                                                                                Date of    Annual    Initial
                                                                                    Maturity    Issuance   Premium   Premium
CUSIP No.      Par Value      Issuer                                       Coupon     Date      of Bonds   Rate      Due
452092BQ1     $1,000,000      Illinois Power Company                        7.500%  07/15/2025   07/22/93   0.320%   $ 385.75

                                                                                                           total     $ 385.75

                                                             Exhibit B
                                                    To Unit Investment
                                                       Trust Insurance
                                                     Policy No. SB8717

Capital Markets Assurance Corporation
885 Third Avenue
New York, New York 10022
Attention:  ________________________


                            Notice for Payment Under
                              Unit Investment Trust
                          Insurance Policy No.  SB8717

     The  undersigned individual, a duly
authorized officer of The Bank  of  New
York  (the  "Trustee") hereby certifies
to Capital Markets Assurance Corporation
("CapMAC"), with reference to insurance
policy No. SB8717 issued by CapMAC, as follows:

     (1) The Trustee has not received by _________________ (insert due date of scheduled payment) an amount of the [principal] or [interest] payment due on (insert description of bond) (the "Obligation") on such date and has been notified by the bond trustee for the Obligation (or such other party that would have knowledge of nonpayment) that it will not receive such payment or such bond trustee will not confirm to the Trustee that the full payment has been or is that day being made, and the amount necessary for the Trustee to have to equal the full amount of such [principal] or [interest] that is due on the Obligation is $ ___________________ (the "Shortfall");

     (2)   The Trustee is making a claim
for the Shortfall to be applied to the
payment in full of such [principal] or [interest] payments that are due;

     (3) The Trustee hereby directs CapMAC to make payment of the Shortfall to the following account: _____________________________;

     (4) The Trustee or a depository (the "Depository") on behalf of the Trustee is the registered owner of the Obligation or coupons and holds evidence of its right to receive payment of the Shortfall, and the Trustee hereby represents and surrenders or will cause the Depository to surrender to CapMAC such Obligation relating to the Shortfall, or presents other proof of ownership of the Obligation to CapMAC, which shall be acceptable to CapMAC in its sole judgment;

     (5) The Trustee hereby certifies that the Obligation or coupon for which the Shortfall is being claimed are the same as described in Exhibit A to the above-referenced policy, are free and clear of any claims or encumbrances created by or on behalf of the Trustee, and are uncancelled; and

In Witness Whereof, this Notice for Payment has been executed this _______ day of ____________________ 19_.


                               By --------------------------
                                  Name:
                                  Title: